                                                                    EXHIBIT 99.1


DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ EDDIE J. PUSTIZZI
----------------------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                                                                    Attachment 1

                     SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                           AMERICAN CLASSIC VOYAGES CO
                             CASE NO: 01-10954 (JWV)
                           FOR MONTH OF JANUARY, 2003

Summary
American Classic Voyages Co                                            Unaudited




                                       Balances
                              ----------------------------  Receipts &     Bank
                                 Opening        Closing     Disbursements  Statements Account
Account                       As Of 01/01/03 As Of 01/31/03 Included       Included   Reconciled
-------                       -------------- -------------- --------       --------   ----------
AMCV Deferred Compensation              0.00          0.00  No -           No -       No -
Bank One                                                    Account        Account    Account
Account # - 1590101554                                      Closed         Closed     Closed

AMCV Dental Benefits                    0.00          0.00  No -           No -       No -
Chase (JP Morgan Chase & Co)                                Account        Account    Account
Account # - 002-2-426530                                    Closed         Closed     Closed

AMCV Employee Stock Plan                0.00          0.00  No -           No -       No -
LaSalle Bank                                                Account        Account    Account
Account # - 5800015140                                      Closed         Closed     Closed

AMCV Insurance                          0.00          0.00  No -           No -       No -
LaSalle Bank                                                Account        Account    Account
Account # - 5800021411                                      Closed         Closed     Closed

AMCV Medical Benefits               5,055.54      3,960.31  Yes            No - Not   Yes
Chase (JP Morgan Chase & Co)                                               Concentration
Account # - 002-2-426522                                                   Account

American Classic Voyages Co             0.00          0.00  No -           No -       No -
Master Cash                                                 Account        Account    Account
LaSalle Bank                                                Closed         Closed     Closed
Account # - 2355464

American Classic Voyages Co             0.00          0.00  No -           No -       No -
Payroll                                                     Account        Account    Account
LaSalle Bank                                                Closed         Closed     Closed
Account # - 2369368

American Classic Voyages Co             0.00          0.00  No -           No -       No -
PAC                                                         Account        Account    Account
LaSalle Bank                                                Closed         Closed     Closed
Account # - 2355882

American Classic Voyages Co             0.00          0.00  No -           No -       No -
Investment Account                                          Account        Account    Account
Credit Suisse Asset Management                              Closed         Closed     Closed
Account # - 247003452

American Classic Voyages Co             0.00          0.00  No -           No -       No -
Investment Account                                          Account        Account    Account
Goldman Sachs & Co.                                         Closed         Closed     Closed
Account # - 020-53613-2

American Classic Voyages Co             0.00          0.00  No -           No -       No -
Investment Account                                          Account        Account    Account
Merrill Lynch                                               Closed         Closed     Closed
Account # - 318-3271750-7

American Classic Voyages Co             0.00          0.00  No -           No -       No -
Investment Account                                          Account        Account    Account
Conifer Securities                                          Closed         Closed     Closed
Account # - 330-50683 1-8

                                                                    Attachment 2

R&D - Chase - AMCV Med Ben                                            Unaudited

                            RECEIPTS & DISBURSEMENTS
                            AMERICAN CLASSIC VOYAGES
                             CASE NO: 01-10954 (JWV)
                                      CHASE
                              AMCV MEDICAL BENEFITS
                            ACCOUNT # - 002-2-426522
                          1 JANUARY 03 - 31 JANUARY 03




OPENING BALANCE - 1 JANUARY 03
                               5,055.54


RECEIPTS



                                   0.00  Reversal


                        ---------------
                                   0.00  Total Receipts


DISBURSEMENTS

                              (1,095.23) To United Healthcare


                        ---------------
                              (1,095.23)  Total Disbursements



CLOSING BALANCE - 31 JANUARY 03

                               3,960.31

                                                                    Attachment 3

Summary
American Classic Voyages Co.
Attach 3

                  CONCENTRATION & INVESTMENT ACCOUNT STATEMENTS
                          AMERICAN CLASSIC VOYAGES CO.
                             CASE NO: 01-10954 (JWV)
                           FOR MONTH OF JANUARY, 2003



              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 12-FEB-03 15:50:47
INCOMESTATEMENT - ATTACHMENT 4                    Page: 1
Current Period: JAN-03

currency USD
Company=10 (AMCV)
                                                             PTD-Actual
                                                              31-Jan-03
                                                          ------------------
Revenue
Gross Revenue                                                          0.00
Allowances                                                             0.00
                                                          ------------------
Net Revenue                                                            0.00

Operating Expenses
Air                                                                    0.00
Hotel                                                                  0.00
Commissions                                                            0.00
Onboard Expenses                                                       0.00
Passenger Expenses                                                     0.00
Vessel Expenses                                                        0.00
Layup/Drydock Expense                                                  0.00
Vessel Insurance                                                       0.00
                                                          ------------------
Total Operating Expenses                                               0.00
                                                          ------------------
Gross Profit                                                           0.00

SG&A Expenses
General and Admin Expenses                                       159,835.17
Sales & Marketing                                                      0.00
Start-Up Costs                                                         0.00
                                                          ------------------
Total SG&A Expenses                                              159,835.17
                                                          ------------------
EBITDA                                                          (159,835.17)

Depreciation                                                           0.00
                                                          ------------------
Operating Income                                                (159,835.17)

Other Expense/(Income)
Interest Income                                                  (28,983.05)
Equity in Earnings for Sub                                       (47,021.20)
Reorganization expenses                                          307,708.55
                                                          ------------------
Total Other Expense/(Income)                                     325,746.70
                                                          ------------------
Net Pretax Income/(Loss)                                        (485,581.87)

Income Tax Expense                                                     0.00
                                                          ------------------
Net Income/(Loss)                                               (485,581.87)
                                                          ==================

AMCV US SET OF BOOKS                                  Date: 12-FEB-03 15:58:45
BALANCE SHEET - ATTACHMENT 5                          Page: 1
Current Period: JAN-03

currency USD
Company=10 (AMCV)

                                      YTD-Actual           YTD-Actual
                                      31-Jan-03            19-Oct-01
                                    --------------       --------------
ASSETS

Cash and Equivalent                           0.00        10,343,248.25

Restricted Cash                               0.00                 0.00

Marketable Securities                         0.00               337.15

Accounts Receivable                      49,321.00         3,678,916.74

Inventories                                   0.00                 0.00

Prepaid Expenses                              0.00                 0.00

Other Current Assets                          0.00                 0.00
                                    --------------       --------------
Total Current Assets                     49,321.00        14,022,502.14


Fixed Assets                          3,668,304.25         4,979,716.68

Accumulated Depreciation             (3,653,012.51)       (4,497,369.91)
                                    --------------       --------------
Net Fixed Assets                         15,291.74           482,346.77


Net Goodwill                                  0.00            81,420.64

Intercompany Due To/From            268,598,802.11       265,726,906.60

Net Deferred Financing Fees                   0.00         3,408,954.89

Net Investment in Subsidiaries     (565,254,879.90)       48,551,297.73

Other Non Current Assets                      0.00           109,986.54

                                    ---------------      --------------
Total Other Assets                  (296,656,077.79)     317,878,566.40
                                    ---------------      --------------
Total Assets                        (296,591,465.05)     332,383,415.31
                                    ===============      ==============

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:58:45
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: JAN-03

currency USD
Company=10 (AMCV)

                                         YTD-Actual           YTD-Actual
                                         31-Jan-03            19-Oct-01
                                       --------------       --------------
LIABILITIES

Accounts Payable                                 0.00                 0.00

Accrued Liabilities                      1,578,667.94         1,089,864.63

Deposits                                         0.00                 0.00
                                       --------------       --------------
Total Current Liabilities                1,578,667.94         1,089,864.63


Long Term Debt                                   0.00                 0.00

Other Long Term Liabilities                      0.00        (3,434,093.96)
                                       --------------       --------------
Total Liabilities                        1,578,667.94        (2,344,229.33)


Liabilities Subject to Compromise      193,616,560.47       200,418,510.55


OWNER'S EQUITY

Common Stock                               211,013.08           211,013.08

Add'l Paid In Capital                  204,438,037.35       204,438,037.35

Current Net Income (Loss)                 (485,581.87)      (40,694,620.74)

Retained Earnings                     (695,950,162.02)      (29,645,295.60)
                                       --------------       --------------
Total Owner's Equity                  (491,786,693.46)      134,309,134.09
                                       --------------       --------------
Total Liabilities & Equity            (296,591,465.05)      332,383,415.31
                                       ==============       ==============

                                                                  01-10954 (JWV)
AMERICAN CLASSIC VOYAGES CO.

                                  ATTACHMENT 6
                    SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                      FOR THE MONTH ENDED JANUARY 31, 2003




                                                                  BEGINNING                                         ENDING
AFFILIATE NAME                                   CASE NUMBER       BALANCE         DEBITS           CREDITS         BALANCE
---------------                                  -----------    -------------     ---------        ----------     -------------
AMCV Cruise Operations, Inc.                       01-10967     81,110,415.58     50,256.55        438,320.06     80,722,352.07
The Delta Queen Steamboat Co.                      01-10970      6,204,670.44            --                --      6,204,670.44
DQSB II, Inc.                                      01-10974         22,836.06            --                --         22,836.06
Great AQ Steamboat, L.L.C.                         01-10960    (22,406,500.51)           --                --    (22,406,500.51)
Great Pacific NW Cruise Line, L.L.C.               01-10977    (15,472,508.20)           --                --    (15,472,508.20)
Great River Cruise Line, L.L.C.                    01-10963      6,704,338.25            --                --      6,704,338.25
Great Ocean Cruise Line, L.L.C.                    01-10959    (29,579,572.10)           --                --    (29,579,572.10)
Cruise America Travel, Incorporated                01-10966        103,377.71            --                --        103,377.71
Delta Queen Coastal Voyages, L.L.C.                01-10964        934,299.38            --                --        934,299.38
Cape Cod Light, L.L.C.                             01-10962     (1,670,131.78)           --                --     (1,670,131.78)
Cape May Light, L.L.C.                             01-10961       (656,374.33)           --                --       (656,374.33)
Project America, Inc.                              N/A         (29,154,390.86)           --                --    (29,154,390.86)
Oceanic Ship Co.                                   N/A          41,569,782.42            --                --     41,569,782.42
Project America Ship I, Inc.                       N/A           1,793,166.15            --                --      1,793,166.15
Project America Ship II, Inc.                      N/A          27,241,846.63            --                --     27,241,846.63
Ocean Development Co.                              01-10972    206,389,119.70            --                --    206,389,119.70
Great Hawaiian Cruise Line, Inc.                   01-10975      3,571,229.75            --                --      3,571,229.75
Great Hawaiian Properties Corporation              01-10971    (51,110,970.59)           --                --    (51,110,970.59)
American Hawaii Properties Corporation             01-10976      2,484,040.72            --                --      2,484,040.72
Great Independence Ship Co.                        01-10969     24,948,774.58            --                --     24,948,774.58
CAT II, Inc.                                       01-10968     15,959,416.62            --                --     15,959,416.62
                                                               --------------     ---------        ----------    --------------
                                                               268,986,865.62     50,256.55        438,320.06    268,598,802.11
                                                               ==============     =========        ==========    ==============

AMERICAN CLASSIC VOYAGES CO.                              CASE #: 01-10954 (JWV)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING







DETAIL:                                               0-30 DAYS      31-60 DAYS     61-90 DAYS     91+ DAYS       TOTAL
-------                                              -----------    ------------    -----------   -----------  ------------
State of Delaware                                                     49,321.00                                  49,321.00
American Express Credit Card Processor                                                                                0.00
Discover Credit Card Processor                                                                                        0.00
Diners Credit Card Processor                                                                                          0.00
Travel Agents                                                                                                         0.00
Crew Member                                                                                                           0.00

                                                     -----------    ------------    -----------   -----------  ------------
Total                                                      0.00       49,321.00           0.00          0.00     49,321.00
                                                     ===========    ============    ===========   ===========  ============


                                                                   ATTACHMENT #7

                          American Classic Voyages Co.
                                 01-10954 (JWV)




                             Accounts Payable Detail
                             As of January 31, 2003







                                  Attachment 8


                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT




The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Debtor ceased recording depreciation of its fixed asset as it expects that the net carrying value fairly reflect the expected fair market value.